Finance Result	12 Months Ended
Dec. 31, 2020
Finance Result
Finance Result

(27)    Finance Result

Details are as follows:

	Thousands of Euros
	31/12/2020	31/12/2019	31/12/2018
Finance income	8,021	114,197	13,995
Finance cost from Senior Unsecured Notes	(85,182)	(41,920)	(35,471)
Finance cost from senior debt (note 21 (b))	(119,140)	(262,797)	(247,646)
Finance cost from sale of receivables (note 14)	(10,964)	(9,171)	(6,053)
Capitalized interest (note 10)	16,606	14,894	8,955
Finance lease expense (note 9)	(35,205)	(34,558)	—
Other finance costs	(15,754)	(9,413)	(13,058)
Finance costs	(249,639)	(342,965)	(293,273)
Impairment and gains / (losses) on disposal of financial instruments	—	(37,666)	30,280
Change in fair value of financial instruments (note 11)	55,703	1,326	—
Exchange differences	8,246	(9,616)	(8,246)
Finance result	(177,669)	(274,724)	(257,244)

2019 finance income from senior debt includes an income of Euros 97,850  thousand related to the refinancing effect (see note 21).

During 2020 the Group has capitalized interest at a rate of between 3.72% and 4.70% based on the financing received (between 5.34% and 5.46% during 2019) (see note 4 (f)).

“Change in fair value of financial instruments” includes the difference between the contractual right value recognized at 31 December 2019 and SRAAS quoted value at 30 March 2020 for an amount of Euros 56,526 thousand (see note 11).

At 31 December 2019, as part of the share exchange agreement with Shanghai RAAS Blood Products Co. Ltd., Grifols delivered 90 shares of its subsidiary Grifols Diagnostic Solutions, Inc. in exchange for a contractual right to receive equity instruments in an associate, which generated a profit related to the measurement of the contractual right amounting to Euros 1 million at 31 December 2019 (see note 11).